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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 7, 1995
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                       United States Filter Corporation
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            (Exact name of registrant as specified in its charter)


         Delaware                      1-10728                  33-0266015
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  (State or other juris-             (Commission               (IRS Employer
diction of incorporation)            File Number)           Identification No.)


      73-710 Fred Waring Drive, Suite 222, Palm Desert, California 92260
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          (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code    (619) 340-0098
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Item 5.   Other Events

          On September 7, 1995 United States Filter Corporation (the "Company") announced that it had signed a definitive agreement for the acquisition of Polymetrics, Inc. from Anjou International Company, a U.S. subsidiary Compagnie Generale des Eaux (C.G.E.) of France. A copy of the news release respecting this acquisition is included as an exhibit to this current report.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

          (c) Exhibit

              News Release dated September 7, 1995


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNITED STATES FILTER CORPORATION


                                     By: /s/ Damian C. Georgino
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                                        Damian C. Georgino
                                        Vice President

Date: September 12, 1995


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